EXHIBIT 21.1

In Effect as of February 1, 2026

Legal Entity	Jurisdiction

COGENT COMMUNICATIONS HOLDINGS, INC.	Delaware
subsidiaries:
COGENT COMMUNICATIONS GROUP, LLC	Delaware
COGENT COMMUNICATIONS, LLC	Delaware
COGENT FINANCE, INC.	Delaware
COGENT COMMUNICATIONS OF CALIFORNIA, INC.	Delaware
COGENT COMMUNICATIONS OF D.C., INC.	Delaware
COGENT COMMUNICATIONS OF FLORIDA, INC.	Delaware
COGENT COMMUNICATIONS OF MARYLAND, INC.	Delaware
COGENT COMMUNICATIONS OF TEXAS USA, INC.	Delaware
COGENT IH, LLC	Delaware
COGENT WG, LLC	Delaware
COGENT TW, LLC	Delaware
COGENT RB, LLC	Delaware
COGENT AFRICAONE, LLC	Delaware
COGENT AFRICATWO, LLC	Delaware
COGENT INFRASTRUCTURE, LLC	Delaware
COGENT IPV4 HOLDCO LLC	Delaware
COGENT IPV4 LLC	Delaware
WIRELINE NETWORK HOLDINGS LLC	Delaware
UTELCOM LLC	Kansas
SPRINT INTERNATIONAL HOLDING LLC	Kansas
SPRINT COMMUNICATIONS COMPANY LP	Delaware
SPRINT INTERNATIONAL LLC	Delaware
SPRINT INTERNATIONAL COMMUNICATIONS LLC	Delaware
SPRINT INTERNATIONAL NETWORK COMPANY LLC	Delaware
SPRINT SOLUTIONS WIRELINE LLC	Delaware

COGENT CANADA, INC.	Nova Scotia, Canada
COGENT EUROPE HOLDINGS, S.À R.L.	Luxembourg
COGENT EUROPE, SARL	Luxembourg
COGENT ALBANIA SH.P.K.	Albania
COGENT ARGENTINA S.R.L.	Argentina
COGENT COMMUNICATIONS AUSTRALIA PTY LTD	Australia
COGENT COMMUNICATIONS BELGIUM SPRL	Belgium
COGENT BRASIL TELECOMUNICAÇÕES LTDA.	Brazil
COGENT COMMUNICATIONS BULGARIA EOOD	Bulgaria
COGENT COMMUNICATIONS CHILE LIMITADA	Chile
COGENT COLOMBIA, S.A.S	Colombia
COGENT COSTA RICA LLC, S. de R.L.	Costa Rica
COGENT INTERNET d.o.o.	Croatia
COGENT COMMUNICATIONS CZECH REPUBLIC S.R.O.	Czech Republic
COGENT COMMUNICATIONS DENMARK ApS	Denmark
COGENT COMMUNICATIONS ESTONIA, OU	Estonia
COGENT COMMUNICATIONS FINLAND OY	Finland
COGENT COMMUNICATIONS France, SAS	France
CCD COGENT COMMUNICATIONS DEUTSCHLAND GmbH	Germany
(with branches in Austria and Sweden)
AUSTRIA Permanent Establishment of C.C.D. Cogent Communications Deutschland, GmbH	Austria
SWEDISH Branch Svensk filial till C.C.D. Communications Deutschland GmbH	Sweden
COGENT HELLAS INTERNET SERVICES SOLE MEMBER LIMITED LIABILITY COMPANY	Greece
COGENT COMMUNICATIONS GUATEMALA Y COMPAÑÍA LIMITADA	Guatemala
COGENT COMMUNICATIONS HONG KONG LIMITED	Hong Kong
COGENT COMMUNICATIONS HUNGARY KFT	Hungary

COGENT INTERNET PRIVATE LIMITED	India
CCE COGENT INTERNET SERVICES LTD.	Ireland
COGENT COMMUNICATIONS ITALIA SRL	Italy
COGENT JAPAN G.K.	Japan
COGENT COMMUNICATIONS KENYA LIMITED	Kenyan
COGENT LATVIA SIA	Latvia
COGENT LITHUANIA UAB	Lithuania
COMPANY FOR INTERNET SERVICES COGENT MACEDONIA DOOEL SKOPJE	Macedonia
Î.C.S. “COGENT INTERNET MLD” S.R.L.	Moldova
COGENT COMMUNICATIONS MONTENEGRO d.o.o., Podgorica	Montenegro
CCM COMMUNICATIONS, S.de R.L. de C.V.	Mexico
COGENT COMMUNICATIONS NETHERLANDS B.V.	Netherlands
COGENT NEW ZEALAND LIMITED	New Zealand
COGENT NORWAY AS	Norway
COGENT COMMUNICATIONS PANAMA S. de R.L.	Panama
COGENT PERÚ S.R.L.	Peru
COGENT PHILIPPINES COMMUNICATIONS, CORP.	Philippines
COGENT COMMUNICATIONS POLAND Sp.zo.o.	Poland
COGENT COMMUNICATIONS PORTUGAL Lda	Portugal
COGENT COMMUNICATIONS ROMANIA SRL	Romania
COGENT SERB D.O.O. BEOGRAD	Serbia
COGENT INTERNET SINGAPORE PTE. LTD.	Singapore
COGENT COMMUNICATIONS SLOVAKIA S.R.O.	Slovakia
COGENT ADRIA, KOMUNIKACIJE, d.o.o.	Slovenia
COGENT SOUTH AFRICA (PTY) LTD	South Africa
COGENT KOREA YUHAN HOESA (COGENT KOREA, LLC)	South Korea
COGENT COMMUNICATIONS ESPANA S.L.	Spain
COGENT INTERNET SWITZERLAND, LLC	Switzerland
COGENT TAIWAN LIMITED	Taiwan
COGENT COMMUNICATIONS TANZANIA LIMITED	Tanzania
COGENT COMMUNICATIONS (THAILAND) LIMITED	Thailand
COGENT COMMUNICATIONS INTERNET SERVICES LLC	Turkey
COGENT COMMUNICATIONS UK LTD.	United Kingdom
TOV COGENT COMMUNICATIONS UKRAINE	Ukraine

SPRINT INTERNATIONAL ARGENTINA, S.R.L.	Argentina
SPRINT INTERNATIONAL AUSTRALIA PTY LIMITED	Australia
SPRINT INTERNATIONAL AUSTRIA GMBH	Austria
SPRINT INTERNATIONAL COLOMBIA LTDA	Colombia
SPRINT INTERNATIONAL CZECH REPUBLIC S.R.O.	Czech Republic
SPRINTLINK DENMARK APS	Denmark
SPRINTLINK GERMANY GMBH	Germany
SPRINT TELECOM INDIA PRIVATE LIMITED	India
SIHI MEXICO, S. DE R.L. DE C.V.	Mexico
SPRINTLINK POLAND SP. Z O.O.	Poland
SPRINT RUS LLC	Russia
SPRINT INTERNATIONAL COMMUNICATIONS SINGAPORE PTE LTD	Singapore
SPRINT INTERNATIONAL SPAIN, S.L.	Spain
SIHI SCANDINAVIA AB	Sweden
SPRINT INTERNATIONAL TAIWAN LIMITED	Taiwan
SPRINT (THAILAND) LIMITED	Thailand
SPRINTLINK UK LIMITED	United Kingdom